RYDEX | SGI FUNDS SUMMARY PROSPECTUS

Class A and C
February 1, 2011
As Supplemented
May 10, 2011

Fundamental Alpha

All Cap Value Fund
Class A - SESAX	Class C – SEVCX

www.rydex-sgi.com

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at www.rydex-sgi.com/service/prospectuses_reports.shtml. You can also get this information at no cost by calling 1-800-820-0888 or by sending an e-mail to:  sservices@sg-investors.com.

The fund’s prospectus and SAI, each dated February 1, 2011, and the fund’s most recent shareholder report are all incorporated by reference into this Summary Prospectus.

Rydex Distributors, LLC

SUMACV-0511 x0212

Investment Objective — The All Cap Value Fund seeks long-term growth of capital.

Fees and Expenses of the Fund — This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Rydex | SGI Funds, as defined on page 71 of the Fund’s prospectus. More information about these and other discounts is available from your financial professional and in the “Buying Shares—Class A Shares” section on page 44 of the Fund’s prospectus and the “How to Purchase Shares” section on page 36 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management fees	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%
Acquired fund fees and expenses	0.01%	0.01%
Other expenses	2.76%	2.77%
Total annual fund operating expenses	3.72%	4.48%
Fee waiver (and/or expense reimbursement)1	-2.45%	-2.46%
Total annual fund operating expenses after fee waiver (and/or expense reimbursement)	1.27%	2.02%
1
The Investment Manager has contractually agreed through January 31, 2012 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A - 1.27% and Class C - 2.02%. The Fund may have “Total annual fund operating expenses after fee waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights).

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares (unless otherwise indicated) at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed				Not Redeemed
Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
A	$ 598	$ 1,343	$ 2,106	$ 4,103	$ 598	$ 1,343	$ 2,106	$ 4,103
C	305	1,133	2,070	4,456	205	1,133	2,070	4,456
The above Examples reflect applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies — The Fund pursues its objectives by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in common stocks. The Fund will invest in common stocks of companies that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 3000 Value Index, which includes companies with micro- to large-capitalizations. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund’s investments include common stocks and may also include rights, warrants, American Depositary Receipts (“ADRs”), preferred stocks, derivatives, including futures and options, convertible debt, and convertible securities of U.S. issuers. Although the Fund primarily invests in securities issued by domestic companies, there is no limit in the amount that the Fund may invest in securities issued by foreign companies.

At times, the Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds (“ETFs”) and other mutual funds. The Fund may use these index-based investments as a way of managing its cash position to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment vehicles’ securities and other securities in which the Fund may invest are restricted securities, which may be illiquid.

In choosing securities, Security Investors, LLC (the “Investment Manager”) primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows and may invest in a limited number of industries or industry sectors, including the technology sector. The Investment Manager uses a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager’s expectations, among other reasons.

The Fund may invest a portion of its assets in futures contracts, options on futures contracts, and options on securities to hedge the Fund’s portfolio, to maintain exposure to the equity markets, or to increase returns.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Principal Risks — An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

Equity Derivatives Risk. Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk.

Equity Securities Risk. Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Fund may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

Foreign Securities Risk. Foreign securities, including investments in foreign securities through ADRs, carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

Index Risk. Investments intended to track a benchmark index may not have performance that corresponds with the performance of the benchmark index for any period of time and may underperform the overall stock market.

Investment in Investment Vehicles Risk. Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses.

Leverage Risk. The Fund’s use of leverage through derivatives may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.

Liquidity Risk. Investments are subject to liquidity risk when they are difficult to purchase or sell.

Management Risk. The Fund is actively managed. There is no guarantee that the investment strategies will be successful.

Market Risk. The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable to equity securities and generally fluctuate in value more than bonds.

Restricted Securities Risk. Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk which may result in substantial losses to the Fund.

Smaller Companies Risk. The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.

Value Stocks Risk. Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

Performance Information — The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A share performance from year to year and by showing how the Fund’s average annual returns for one year and since inception have compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.rydex-sgi.com or by calling 1-800-820-0888.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

Highest Quarter Return
2Q 2009	20.44%

Lowest Quarter Return
2Q 2010	-11.02%

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class C will vary.

Average Annual Total Returns (For the periods ended December 31, 2010)

	1 Year	Since Inception 10/3/2008
Class A
Return before taxes	10.36%	7.03%
Return after taxes on distributions	9.16%	6.48%
Return after taxes on distributions and sale of fund shares	7.52%	5.84%
Class C	15.14%	9.06%
Index
Russell 3000 Value Index (reflects no deductions for fees, expenses, or taxes)	16.22%	6.19%

Management of the Fund — Security Investors, LLC (the “Investment Manager”) serves as the investment manager of the Fund. Mark Mitchell and James Schier are primarily responsible for the day-to-day management of the Fund, and each holds the title of “Portfolio Manager” with the Investment Manager. They have managed the Fund since October 2008.

Purchase and Sale of Fund Shares — You may purchase or redeem Fund shares through your broker/ dealer, other financial intermediary that has an agreement with a Fund distributor, or through the transfer agent (by mail or telephone, if you select the telephone option on your account application). You may purchase, redeem, or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan).

Tax Information — Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

Payments to Broker/Dealers and Other Financial Intermediaries — If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

805 King Farm Blvd. Suite 600 • Rockville, Maryland 20850 • www.rydex-sgi.com
Rydex Distributors, LLC

SUMACV-0511 x0212